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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2004


                      INTERNATIONAL SHIPHOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      2-63322                  36-2989662
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


    650 Poydras Street, New Orleans, Louisiana          70130
     (Address of principal executive offices)         (Zip Code)


                                 (504) 529-5461
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 29, 2004, we entered into an underwriting agreement with Ferris, Baker Watts, Incorporated, as underwriter, in connection with the public offering of 800,000 shares of our 6.0% Convertible Exchangeable Preferred Stock. The offering price to the public is $50.00 per share, with an underwriting discount of $1.75 per share and a financial advisory fee payable to the underwriter of $0.75 per share. Pursuant to the underwriting agreement, we also granted the underwriter a 30-day option to purchase up to 80,000 additional shares of our 6.0% Convertible Exchangeable Preferred Stock on the same terms and conditions as set forth above to cover over-allotments, if any. The underwriting agreement contains customary representations and warranties on our part. The underwriting agreement also contains customary indemnification and contribution provisions whereby we and the underwriter have agreed to indemnify each other against certain liabilities. The 6.0% Convertible Exchangeable Preferred Stock is being offered and sold pursuant to a prospectus dated December 29, 2004 to be filed with the SEC pursuant to Rule 424(b)(1) promulgated under the Securities Act of 1933 in connection with our Registration Statement on Form S-1 (Reg. No. 333-120161) declared effective by the SEC on December 29, 2004.

         On December 29, 2004, we issued a press release announcing the pricing of the public offering of our 6.0% Convertible Exchangeable Preferred Stock (see exhibit 99.1).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1 Press release dated December 29, 2004, titled "International Shipholding Corporation Prices $40.0 Million of 6% Convertible Exchangeable Preferred Stock."



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INTERNATIONAL SHIPHOLDING CORPORATION


                            By:                /s/ Gary L. Ferguson
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                                                 Gary L. Ferguson
                                    Vice President and Chief Financial Officer

Date: December 29, 2004



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
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99.1       Press release dated December 29, 2004, titled "International
           Shipholding Corporation Prices $40.0 Million of 6% Convertible Exchangeable Preferred Stock."